UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2021
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)
(415) 489-4940
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth in Item 8.01 of this report under the headings “Indenture” and “Capped Call Transactions” is incorporated by reference into this Item 1.01.
The aggregate net proceeds from the offering of the Notes (as defined below) were approximately $677.3 million, after deducting the Initial Purchasers’ (as defined below) discount and estimated offering expenses payable by DocuSign, Inc. (the “Company”). The Company used approximately $31.4 million of the net proceeds to pay the cost of the capped call transactions described below and approximately $460.0 million of the net proceeds, together with approximately 4.7 million shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to repurchase $460.0 million of aggregate principal amount of its existing 0.50% Convertible Senior Notes due 2023 (the "2023 Notes") through individual, privately negotiated transactions. The Company intends to use the remaining net proceeds from this offering for working capital and other general corporate purposes.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The terms and conditions of the Notes (as defined below) and Indenture (as defined below) described in Item 8.01 of this report are incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 8.01 of this report under the headings “Purchase Agreement” and “Indenture” is incorporated by reference into this Item 3.02.
Item 8.01. Other Events.
Purchase Agreement
On January 12, 2021, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC as representatives (the “Representatives”) of the purchasers named therein (collectively, the “Initial Purchasers”), relating to the Company’s sale of $690.0 million aggregate principal amount of its 0% Convertible Senior Notes due 2024 (the “Notes”) to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement. The total aggregate principal amount of the Notes includes $90.0 million aggregate principal amount of Notes purchased by the Initial Purchasers pursuant to their exercise in full of their option to purchase additional Notes under the Purchase Agreement. The Purchase Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities under the Securities Act. The Notes and the shares of Common Stock issuable upon conversion of the Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Indenture
The Notes were issued pursuant to an Indenture, dated as of January 15, 2021 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee. The Notes are senior unsecured obligations of the Company. The Notes will not bear regular interest, and the principal amount of the Notes will not accrete. The Notes will mature on January 15, 2024 unless repurchased or converted in accordance with their terms prior to such date.
The Indenture includes customary terms and covenants, including certain events of default after which the Notes may be due and payable immediately. The following events are considered “events of default,” which may result in acceleration of the maturity of the Notes:
(1)default by the Company in any payment of special interest on the Notes when due and payable, and the default continues for a period of 30 days;
(2)default by the Company in the payment of principal of any Note when due and payable at its stated maturity, upon any required repurchase, upon declaration of acceleration or otherwise;

(3)failure by the Company to comply with its obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right, and such failure continues for a period of three business days;
(4)failure by the Company to give a fundamental change notice, notice of a make-whole fundamental change or a notice of a specified corporate event at the time and in the manner provided in the Indenture;
(5)failure by the Company to comply with its obligations under the Indenture with respect to consolidation, merger or sale of assets of the Company;
(6)failure by the Company for a period of 60 days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of its agreements under the Notes or the Indenture;
(7)default by the Company or any of its significant subsidiaries as defined under any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such significant subsidiary, and such default:
(i)results in such indebtedness becoming or being declared due and payable prior to its stated maturity date, or
(ii)constitutes a failure to pay principal of any such indebtedness when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, in each case, if not rescinded or annulled or cured or waived, or if such indebtedness shall not have been paid or discharged, as the case may be, for 30 days after receipt of written notice of such failure; or
(8)certain events of bankruptcy, insolvency or reorganization of the Company or any of its significant subsidiaries occurs.
The Notes are convertible into cash, shares of Common Stock or a combination thereof, at the Company’s election, at an initial conversion rate of 2.3796 shares of Common Stock per $1,000 principal amount of the Notes, which is equal to an initial conversion price of approximately $420.24 per share of Common Stock subject to adjustment. Prior to the close of business on the business day immediately preceding October 15, 2023, such conversion is subject to the satisfaction of certain conditions set forth below.
Holders of the Notes who convert their Notes in connection with a Make-Whole Fundamental Change (as defined in the Indenture) are, under certain circumstances, entitled to an increase in the conversion rate. Additionally, in the event of a Fundamental Change (as defined in the Indenture), holders of the Notes may require the Company to repurchase all or a portion of their Notes at a price equal to 100% of the principal amount of Notes, plus any accrued but unpaid special interest.
Holders of the Notes may convert all or a portion of their Notes prior to the close of business on the business day immediately preceding October 15, 2023, in multiples of $1,000 principal amount, only under the following circumstances:
•during any fiscal quarter commencing after the fiscal quarter ending on April 30, 2021 (and only during such fiscal quarter), if the last reported sale price of Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the conversion price of the Notes on each applicable trading day;
•during the five business day period after any ten consecutive trading day period in which the trading price per $1,000 principal amount of the Notes for each trading day of that ten day consecutive trading day period was less than 98% of the product of the last reported sale price of Common Stock and the conversion rate of the Notes on such trading day; or
•upon the occurrence of specified corporate events.

On or after October 15, 2023, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders of the Notes may convert all or any portion of their Notes at the applicable conversion rate at any time, in multiples of $1,000 principal amount, at the option of the holder.
A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the Notes contained in this Form 8-K is qualified in its entirety by reference to the Indenture.
Capped Call Transactions
On January 12, 2021, in connection with the pricing of the Notes, and on January 13, 2021, in connection with the full exercise by the Initial Purchasers of their option to purchase additional Notes pursuant to the Purchase Agreement, the Company entered into privately negotiated capped call transactions (the “Capped Call Transactions”) with one or more of the Initial Purchasers or their respective affiliates and other financial institutions (the “Capped Call Counterparties”). The Capped Call Transactions initially cover, subject to customary anti-dilution adjustments, the number of shares of Common Stock that initially underlie the Notes, including the Notes purchased pursuant to the option to purchase additional Notes. The Capped Call Transactions are expected generally to reduce or offset potential dilution to holders of the Common Stock upon conversion of the Notes and/or offset the potential cash payments that the Company could be required to make in excess of the principal amount of any converted Notes upon conversion thereof, with such reduction and/or offset subject to a cap based on the cap price.
In connection with establishing their initial hedge of the Capped Call Transactions, the Capped Call Counterparties have advised the Company that they and/or their respective affiliates expect to enter into various derivative transactions with respect to the Common Stock and/or purchase Common Stock concurrently with, or shortly after, the pricing of the Notes. This activity could contribute to the expected increase in the market price of the Common Stock or the Notes concurrently with, or shortly after, the pricing of the Notes.
In addition, the Capped Call Counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Stock and/or purchasing or selling Common Stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so on each exercise date for the Capped Call Transactions, which are expected to occur during the 30 trading day period beginning on the 31st scheduled trading day prior to the maturity date of the Notes). This activity could also cause or prevent an increase or a decrease in the market price of the Common Stock or the Notes, which could affect noteholders’ ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such Notes.
The Capped Call Transactions are separate transactions entered into by the Company with the Capped Call Counterparties, are not part of the terms of the Notes, and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Capped Call Transactions.
The form of the capped call transaction confirmation (the “Capped Call Confirmation”) is attached hereto as Exhibit 99.1 and is incorporated by reference. The description of the Capped Call Confirmation contained in this Form 8-K is qualified in its entirety by reference to Exhibit 99.1.
Repurchase Transactions
On January 15, 2021, the Company entered into exchange agreements (the “Exchange Agreements”) with certain holders of its outstanding 2023 Notes pursuant to which the Company repurchased $460.0 million aggregate principal amount of the 2023 Notes for aggregate consideration of approximately $460.0 million in cash and approximately 4.7 million shares of Common Stock (the “Exchange Shares” and such transactions, the “Repurchase Transactions”). The Exchange Shares are being offered in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act. The Exchange Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
The form of Exchange Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference. The description of the Exchange Agreements contained in this Form 8-K are qualified in their entirety by reference to Exhibit 99.2.
On January 15, 2021, the Company issued a press release announcing the closing of its offering of the Notes. A copy of the press release is attached as Exhibit 99.3 and incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws, that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include statements concerning the offering of the Notes, the effects of the capped call transactions, and the Company’s expectations regarding the expected net proceeds from the offering and use of those net proceeds. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “could,” “expect,” “intend,” “may,” “potential,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ from the Company’s plans. These risks include, but are not limited to, market risks, trends and conditions, and those risks included in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended January 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s other filings with the SEC. The Company undertakes no obligation, and does not intend, to update these forward-looking statements, except as required by law.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

4.1	Indenture dated January 15, 2021 between DocuSign, Inc. and U.S. Bank National Association
99.1	Form of Capped Call Transaction Confirmation
99.2	Form of Exchange Agreement
99.3	Press release dated January 15, 2021 announcing the closing of the Notes offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 15, 2021

DOCUSIGN, INC.

By:	/s/ Cynthia Gaylor
Cynthia Gaylor
Chief Financial Officer
(Principal Accounting and Financial Officer)